                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  ------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 7, 1999


       AMERICAN EXPRESS              AMERICAN EXPRESS RECEIVABLES
        CENTURION BANK                 FINANCING CORPORATION II


      (as Originators of the American Express Credit Account Master Trust)
      --------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                  on behalf of
                  American Express Credit Account Master Trust

     Utah           11-2869526        333-67567-01     Delaware        13-3854638        333-67567
-----------------------------------------------------------------------------------------------------
(State or Other   (I.R.S. Employer   (Commission   (State or Other   (I.R.S. Employer   (Commission
Jurisdiction of    Identification    File Number)  Jurisdiction of   Identification     File Number)
Incorporation or       Number)                     Incorporation or      Number)
  Organization                                       Organization)


              6985 UnionPark Center                                World Financial Center
               Midvale, Utah 84047                                   200 Vesey Street
                  (801) 565-5000                                  New York, New York 10285
                                                                      (212) 640-2000
                   (Address, Including Zip Code, and Telephone Number,
          Including Area Code, of each Registrant's Principal Executive Offices)
                       N/A                                                    N/A
         (Former Name or Former Address,                          (Former Name or Former Address,
          if Changed Since Last Report)                            if Changed Since Last Report)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.   Not Applicable.

Item 2.   Not Applicable.

Item 3.   Not Applicable.

Item 4.   Not Applicable.

Item 5. On September 7, 1999, the Registrant made available to prospective investors a series term sheet setting forth a description of the collateral pool and the proposed structure of $412,500,000 aggregate principal amount of Class A Floating Rate Asset Backed Certificates, Series 1999-6 and $40,000,000 aggregate principal amount of Class B Floating Rate Asset Backed Certificates, Series 1999-6, each of the American Express Credit Account Master Trust. The series term sheet is attached hereto as Exhibit 99.01.

Item 6.   Not Applicable.

Item 7.   Exhibits.

The following is filed as an Exhibit to this Report under Exhibit 99.01.

          Exhibit 99.01 Series Term Sheet, dated September 7, 1999, with respect to the proposed issuance of the Class A Floating Rate Asset Backed Certificates and the Class B Floating Rate Asset Backed Certificates of the American Express Credit Account Master Trust, Series 1999-6.

Item 8.   Not Applicable.

Item 9.   Not Applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                              American Express Centurion Bank,
                                              on behalf of the American Express
                                              Credit Account Master Trust

                                              By: /s/ Maureen Ryan
                                                  ----------------------------
                                                  Name:  Maureen Ryan
                                                  Title: Assistant Treasurer

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                        American Express Receivables Financing
                                          Corporation II
                                        on behalf of the American Express Credit
                                        Account Master Trust

                                        By: /s/ Leslie R. Scharfstein
                                            ---------------------------
                                           Name:  Leslie R. Scharfstein
                                           Title: President

                                  EXHIBIT INDEX

Exhibit          Description
-------          -----------

Exhibit 99.01 Series Term Sheet, dated September 7, 1999, with respect to the proposed issuance of the Class A Floating Rate Asset Backed Certificates and the Class B Floating Rate Asset Backed Certificates of the American Express Credit Account Master Trust, Series 1999-6.


                                       5